ASSET PURCHASE AGREEMENT

THIS  ASSET  PURCHASE  AGREEMENT  made  as  of  the  30th  day  of  June,  1999

AMONG:

SETH  RUSSELL,  doing  business  as  CLICKSHOP, 12018 SE 170th Place Renton, WA,
98058

(hereinafter  called  "Russell")

AND:

NATHAN  S.  BAWDEN,  23  Bogan  Road,  West  Union,  OH,  45693

(herinafter  called  "Bawden")

(collectively,  the  "Vendors")

AND:

VIRTUALSELLERS.COM, INC., Suite 1000 - 120 North LaSalle Street, Chicago, IL, 60602

(hereinafter  called  the  "Purchaser")

WITNESS  THAT  WHEREAS:

A. The Vendors carry on the business of a software developer and licensor under the tradename Clickshop (the "Business") and own certain application computer software known as "GOLDPAINT SHOPPING CART" software and certain operating system software known as "TAG ACTIVATED MARKUP ENHANCER
(TAME)"  dynamic  software  engine  and  language  interpreter;

B. The Purchaser wishes to purchase and the Vendors wish to sell substantially all of the assets of the Business, namely, a 100% undivided interest in the Software (hereinafter defined) and all associated intellectual property rights related thereto, the Business' customer base, and all support and private contracts;

NOW THEREFORE, in consideration of the premises and the respective covenants agreements, representations, warranties and indemnities of the parties herein contained, and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto covenant and agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

1.1 For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following capitalized terms are defined as follows:

(a)     "Business"  has  the  meaning  set  forth  in  Recital  A  above;

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(b)     "Closing Date" means June 30, 1999 or such other date as may be mutually agreed  upon  by  the  parties  hereto;

(c) "Closing" means the completion of the sale by the Vendors and the purchase by the Purchaser of a 100% undivided interest in the Purchased Assets and the completion of all other transactions contemplated by this Agreement that are to occur contemporaneously therewith;

(d) "Code" means the whole or any part of or any combination of the Object Code and Source Code and, upon their creation, Modifications and Enhancements;

(b) "Confidential Information" is information known or used by the Vendors or the Purchaser in connection with the Business:

(i) that derives economic value, actual or potential, from not being generally known to, and is not readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and

(ii) is the subject of efforts that are reasonable under the circumstances to maintain its confidential nature;

and includes any trade secret, formula, design, prototype, inventions, records, designs, drawings, specifications, technical information, compilation of information, data, program, method, technique, process, information relating to any product, device, equipment, machine, and business information including customer information, financial information, marketing plans and business strategies and opportunities, and the terms of this Agreement; but does not include any of the foregoing which is or becomes a matter of Public Knowledge;

(e) "Copyright" means the exclusive right to do and authorize others to do any and all things restricted by copyright or similar laws of application in any and all jurisdictions in relation to the use, copying, translation, distribution or publication of the Software or Derivative Works;

(f) "Customer Information" means information about the Company's customers, customer base and markets, including customer names and addresses, the names of employees of customers with whom the Company is in contact in its business, customer requirements and the Company's contracts with its customers, including details about pricing and supply;

(g) "Derivative Work" means a work that is based upon the Software such as a revision, modification, translation, abridgment, condensation, expansion or any other form in which the Software may be recast, transformed or adapted and that if prepared without authorization of the owner of the Copyright in such pre-existing work, would constitute a Copyright infringement. For purposes hereof, a Derivative Work will also include any compilation that incorporates such a pre-existing work;

(h) "Development Documentation" means any devices, programs, or documentation, including compilers, "workbenches", tools, developer's notes, flow charts, schematics, statements of principles of operations, architectural standards and any other specifications that are used to create or that comprise the Code, and higher-level (or "proprietary") languages used by the Vendors for the development, maintenance and implementation of the Program;

(i) "Encumbrance" means, in respect of property of any kind (including intangible property of any kind whatsoever), any encumbrance of any kind whatsoever, including a security interest, mortgage, lien, pledge, assignment, charge, trust or deemed trust (whether contractual, statutory or otherwise arising), any restriction, royalty or obligation to pay a royalty or any other right or claim of others of any kind whatever affecting the property and any restrictive covenant or other agreement, restriction or limitation (registered or unregistered) on the use of the property; and "Encumber" as a verb has a corresponding meaning;

(j) "Enhancements" means all modifications, additions, enhancements, versions, releases, improvements, or substitutions made to the Program, other than Modifications, that accomplish performance, structural or functional improvements thereto, whether such enhancements accomplish incidental or substantial redesign or replacement of any parts of the Programs;

(k) "Excluded Assets" means all assets of the Vendor other than those included in the definition of Purchased Assets as set out in Schedule "A";

(l) "Existing Contracts" means all support and private contracts relating to the Software as listed in Schedule "B";

(m) "Force Majeure" means any of the following: acts of God, earthquakes, tidal waves, hurricanes, landslides, storms, windstorms, lightning, floods, explosions, fires, vandalism, wars (whether declared or not), armed conflicts (whether internal or international), riots, insurrections, rebellions, civil commotions, sabotage, blockages, embargoes, epidemics, partial or entire failure of utilities owned and operated by governmental bodies, lockouts, strikes, other labour disturbances (whether legal or illegal), labour shortages, failure of common or private carriers to deliver anything within the required time, or any other similar event or cause beyond the control of the party claiming the benefit of this clause and which that party could not reasonably have protected itself against, provided however that lack of funds or credit will not constitute an event of force majeure, nor will the failure of any computer software, hardware, firmware or data including embedded microprocessors as a result of the date change to the Year 2000 or any other date change, including leap year calculations;

(n) "Intellectual Property Rights" means all rights to use, copy, reproduce, sell, license, enhance, merge, transcribe, adapt or distribute by any means and for any purpose the Trade-marks, the Software and all Derivative Works including any and all proprietary rights provided under trade-mark law, patent law, copyright law or any other statutory provision or common law principles applicable to the Trade-marks, Software or any Derivative Works which may provide a right in either ideas, formulae, algorithms, concepts, inventions or know-how generally, including trade secret law, or the expression or use thereof;

(o) "Modifications" means modifications, updates or revisions to the Program or User Documentation that correct errors, support new releases of operating systems or support new models of input-output devices with which the Programs are designed to operate;

(p) "Object Code" means the binary or machine-readable version or form of the computer programming code generated by compilation of the Source Code to execute the Program;

(q) "Person" means an individual, corporation, partnership, joint venture, trust unincorporated organization, any government or any agency or instrumentality thereof or any other entity;

(r) "Programs" means the computer software application programs developed by the Vendors and known as "GOLDPAINT SHOPPING CART" and the operating system software known as "TAG ACTIVATED MARKUP ENHANCER (TAME)" dynamic software engine and language interpreter and more particularly described in Schedule "C" hereto;

(s) "Public Knowledge" means information that is generally known in the business in which the Company is engaged or is otherwise accessible through lawful, non-confidential sources;

(t) "Purchase Price" means the purchase price for the Purchased Assets referred to in section 3.1;

(u) "Purchased Assets" means all property and assets of the Business of every kind and description and wherever situate, excluding the Excluded Assets, and, including, without limiting:

(i)     the  Software  and  all associated Intellectual Property Rights thereto;

(ii)     all  Equipment  necessary  or  used  in  connection  with the Software;

(iii)     all  right, title, benefit, and interest under the Existing Contracts;
and

(iv)     all  customers  as  set  out  in  Schedule  "D";

(v) "Software" means the whole or any part of or any combination of the Code, Derivative Works, the User Documentation and the Development Documentation, together with all development tools and runtime libraries that are required for the development, modification and maintenance of the Code;

(w) "Source Code" means the human readable version or form of the Program written, in part, in the "----------" and "------------" computer languages, including all comments and procedural code;

(x) "Specifications" means the description and specifications, technical and functional, for the Software set out in Schedule "C" hereto;

(y) "Trade-marks" means the unregistered trade mark "GOLDPAINT" and "TAME" and any and all other marks, registered or unregistered, used by the Vendors in connection with the manufacture and sale of the Software;

(z) "User Documentation" means all written materials developed for use by end users of the Program, including user guides, manuals, application and data files and specifications and will include, at the time of their creation, all modifications thereto. User Documentation will also include the application, data and document files necessary to produce the Development Documentation and all modifications thereto; and

(aa) "Year 2000 Compliant" means the correct processing of date data within and between the 20th and 21st centuries and, without limiting the generality of the foregoing, includes compliance with the following four rules:

(i)     no  value  for  current  date  will cause any interruption in operation;
(ii) date-based functionality must behave consistently for dates prior to, during and after Year 2000;

(iii) in all interfaces and data storage, the century in any date must be specified either explicitly or by unambiguous algorithms or inferencing rules; and

(iv) the Year 2000 is recognized as a leap year, as are all leap years thereafter and  in  particular, the correct processing of date data on the following dates:

September  8,  1999  to  September  9,  1999;
September  9,  1999  to  September  10,  1999;
December  31,  1999  to  January  1,  2000;
January  31,  2000  to  February  1,  2000;
February  28,  2000  to  February  29,  2000;  and
February  29,  2000  to  March  1,  2000.

1.2 For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a) "this Agreement" means this software purchase agreement (including the Schedules hereto) as it may from time to time be supplemented or amended by one or more agreements entered into pursuant to the applicable provisions hereof;

(b) all references in this Agreement to designated "Articles", "sections" and other subdivisions are to the designated Articles, sections and other subdivisions of this Agreement;

(c) all references to currency herein are deemed to mean the currency of the United States of America;

(d) the words "herein" "hereof' and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, section or other subdivision;

(e) the headings are for convenience only and do not form a part of this Agreement nor are they intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;

(f) the word "including", when following any general statement, term or matter, will not be construed to limit such general statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto but rather will be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

(g) any reference to an entity will include and will be deemed to be a reference to any entity that is a successor to such entity; and

(h) words importing the masculine gender include the feminine or neuter gender and words in the singular include the plural and vice versa.

1.3     The  following  schedules  form  an  integral  part  of  this Agreement:

Schedule  "A"  -  Excluded  Assets
Schedule  "B"  -  Existing  Contracts
Schedule  "C"  -  Programs  Description  and  Specifications
Schedule  "D"  -  Customer  Lists
Schedule  "E"  -  Liabilities
Schedule  "F"  -  Employment  Agreement
Schedule  "G"  -  Assignment  of  Existing  Contracts
Schedule  "H"  -  Assignment  of  Copyright
Schedule  "I"  -  Assignment  of  Trade-marks

                                    ARTICLE 2
                                      SALE

2.1     In  consideration  of  the  payment  of the purchase price as set out in
Article 3, the Purchaser hereby agrees to purchase, and the Vendors hereby agrees to sell, assign and transfer to the Purchaser, on Closing, subject to the terms hereof, a 100% undivided interest in and to the Purchased Assets, free and clear from all Encumbrances.

                                    ARTICLE 3
                                 PURCHASE PRICE

3.1 The purchase price for a 100% undivided interest in the Purchased Assets (the "Purchase Price") will be:

(a) The payment by the Purchaser of the liabilities and potential liabilities of the Business as set out in Schedule "E", the total not exceeding twenty thousand dollars ($20,000);

(b) the payment on the Closing Date of 300,000 shares in the capital of the Purchaser at a deemed price of $0.50 (U.S.) per share; and

(c) an additional 300,000 common shares one year from Closing if the Business is still operational and Nathan Bawden has during that year successfully trained employees of the Purchaser pursuant to the employment agreement between the Purchaser and Bawden dated June 30, 1999 in the form attached as Schedule "F" (the "Employment Agreement");
(the  600,000  shares  together  called  the  "Purchase  Shares").

3.2 The parties acknowledge and agree that Purchase Shares will have such hold periods as are required under applicable securities laws, which to the knowledge of the Purchaser is one year.

3.3 The Purchaser will add the Purchase Shares to any registration requests with the United States Securities Exchange Commission that the Purchaser files during the hold period to request registration of the Purchase Shares.

3.4 The Purchaser will issue the Purchase Shares from treasury as fully-paid and non-assessable shares in the capital of the Purchaser and will be free and clear of all liens, charges and encumbrances.

3.5 The Purchaser will allocate the Purchase Shares between the Vendors as directed by the Vendors in writing. If no written directions are received by the Purchaser by the Closing Date, the Purchaser will allocate the Purchase Shares equally between the Vendors.

                                    ARTICLE 4
                                    COVENANTS

4.1 Each of the Vendors covenants with the Purchaser that from the date hereof until Closing the Vendors will:

(a) preserve, protect and continuously update and maintain the Software in "state of the art" and commercially saleable form;

(b) carry on its business in the ordinary course and in compliance with all applicable laws;

(c) not suffer or permit any Encumbrance to attach to or affect the Purchased Assets; and

(d) not enter into any transaction which could cause any representation or warranty of the Vendors or Purchaser contained herein to be incorrect on the Closing or constitute a breach of any covenant or agreement of the Vendors or Purchaser contained herein.

4.2 Each of the Vendors further covenants with the Purchaser that in the event that the Software, or any part thereof, is not Year 2000 Compliant, the Vendors will take all necessary action to render the Software or any part thereof Year 2000 Compliant within 2 days of becoming aware of such fact. If the Vendors fail to render the Software Year 2000 Compliant within the time set out herein, the Vendors covenant to reimburse the Purchaser for all costs, expenses or other expenditures incurred by the Purchaser to render the Software Year 2000 Compliant.

                                    ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES

5.1 Each of the Vendors hereby jointly and severally represents and warrants to the Purchaser and acknowledges that the Purchaser is relying on such representations and warranties in entering into this Agreement:

(a) The Vendors are the co-owners of all right, title and interest in each of the Purchased Assets, free and clear of all Encumbrances.

(b) On Closing, the Purchaser will obtain all right, title and interest in each of the Purchased Assets, free and clear of all Encumbrances, sufficient to allow the Purchaser to carry out the business of using, reproducing, manufacturing, selling, marketing, distributing, licensing, renting, transmitting, promoting, maintaining or supporting the Software in the manner contemplated hereunder.

(c) The total of all liabilities and potential liabilities of the Business do not exceed twenty thousand dollars ($20,000) and are set out in Schedule "E".

(d) The Vendors are not aware of any change, event or circumstance which would adversely affect the Purchased Assets or the prospects, operation or condition of the Business or which would reasonably be considered to reduce the value of the Purchased Assets to the Purchaser.

(e) The Vendors have disclosed to the Purchaser all contracts, engagements and commitments, whether oral or written, relating to the Business.

(f) Schedule "B" contains a complete and accurate list of all Existing Contracts which form part of the Purchased Assets;

(g) Schedule "D" contains a complete and accurate list of all customers of the Business;

(h) All licences, permits, approvals, consents, certificates, registrations and authorizations required in the ordinary course of the Business or in the use of the Purchased Assets have been obtained and are in good standing and are not terminable on the basis of a transfer in ownership of the Purchased Assets.

(i) All registrations or filings with any governmental intellectual property offices, domestic and foreign, required or advisable to evidence or protect or preserve the Intellectual Property Rights have been made and the Intellectual Property Rights are valid and enforceable.

(j) There is no legal action pending or threatened by any Person relating to the Purchased Assets. Neither of the Vendors is aware of any adverse claim which has ever been, or is currently being, threatened against the Purchased Assets or any of them or of any claim by any Person that any of the Intellectual Property Rights is or may be invalid or unenforceable or non--distinctive of the Vendors.

(k) The Vendors have obtained or will obtain and provide to the Purchaser by no later than July 15, 1999, the written covenant of Mark Stubbins not to bring any action, suit proceeding or claim against the Purchaser for infringement, passing off or any other reason arising out of the Purchaser's use of the trade-mark GOLDPAINT in association with the distribution and sale of the Programs, and that Mark Stubbins will not oppose any application by the Purchaser for registration of such trade-mark or in any way contest the validity or enforceability of any such registration.

(l) The Software is an original work, as that term is used in the law of Copyright, and does not include any "shareware", "freeware" or other third party software, and the only authors of the Software and every portion thereof, are the Vendors, and all of the right, title and interest in the Software is co-owned solely by the Vendors.

(m) No portion of the Software uses, copies or comprises the work of any Person in a manner that infringes on, and the use thereof and the commercial exploitation of the Intellectual Property Rights does not infringe on, any rights of any Person including any rights in the structure, sequence or organization of any third party work and no royalty or other consideration is due to any Person arising out of the creation, copying, use or distribution of the Purchased Assets.

(n) The Vendors have not, in any manner whatsoever, granted, transferred, licensed or assigned or permitted to be granted, transferred, licensed or assigned any right or interest of any kind whatsoever in the Purchased Assets to any Person (other than the Purchaser) and neither of the Vendors has otherwise Encumbered the Purchased Assets.

(o) The Software was first published by distribution of copies thereof to members of the public on October, 1993, in Washington, U.S.A.

(p) There are no contracts, agreements, licenses or other commitments or arrangements in effect with respect to or which would permit the manufacture, marketing, distribution, licensing, rental, transmission, promotion, maintenance or support of the Software by any Person.

(q) The Vendors have not used or permitted to be used the Software in a manner that in any way jeopardizes the rights of the Vendors in the Intellectual Property Rights.

(r) The Source Code is complete and when compiled, produces the then current production version of the Object Code.

(s) Schedule "C" contains a complete and accurate (i) description of the Program (including a list of software modules and related tools), (ii) set of Specifications, (iii) list of Development Documentation, and (iv) list of User Documentation.

(t) The Source Code, User Documentation and Development Documentation, in the form delivered to the Purchaser:

(i) are reasonably understandable and usable by trained and experienced computer-programming personnel who are generally familiar with the " 'C' " and "----------" computer languages;

(ii) do not involve any proprietary languages or programming components that such personnel could not reasonably be expected to understand, using the Development Documentation, which contains sufficient commentary to enable such personnel to understand and use such languages or components; and

(iii) include all of the devices, programming and documentation necessary for the maintenance and support of the Software by the Purchaser, except for devices, programming and documentation commercially available to the Purchaser on reasonable terms through readily known sources not affiliated with or otherwise related to the Vendors or Purchaser.

(u) Each of the Code, User Documentation and Development Documentation to be delivered by the Vendors hereunder:

(i) has been prepared in a workmanlike manner and with professional diligence and skill;

(ii) will function efficiently on the machines and with operating systems for which they are designed, as described in the User Documentation and the Specifications;

(iii) is and will at all times be free from design errors, defects, deficiencies, malfunctions, bugs or other flaws which would render it unfit for the purposes intended;

(iv) does not contain any back door, time bomb, drop-dead device or other software routine designed to disable the Programs automatically, with the passage of time or under the positive control of any person other than the Purchaser;

(v)     is  free  from  any  "viruses";  and

(vi)     is  Year  2000  Compliant.

(v) The Software operates and performs in all respects in accordance with the Specifications and the Specifications completely and accurately describe the Software.

(w) The Code, User Documentation and Development Documentation are substantially complete and accurate and will be adequate to enable the Purchaser to make full use of the latest version of the Software on and after the Closing.

(x) The Vendors developed the Purchased Assets for use exclusively in a commercial enterprise and have filed all required returns and paid all sales taxes exigible on or in respect of its development of the Purchased Assets.

(y) There are no retail sales taxes or goods and services taxes due or accruing due in connection with the acquisition, use, license or sale of the Software.

(z) Each of the Vendors has made such examinations and other matters of diligence as may be necessary or advisable in order to confirm its representations and warranties contained in this Agreement and acknowledges that any breach or failure of its representations, warranties or covenants contained in this Agreement will cause material consequential or indirect damages to the Purchaser.

(aa) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required or desirable for the sale of the Purchased Assets by the Vendors to the Purchaser pursuant to this Agreement.

(bb) No representation or warranty in this Agreement contains any untrue statement of a material fact and the representations and warranties contained in this Agreement do not omit to state any material fact necessary to make any of the representations or warranties contained herein not misleading to a prospective purchaser of the Purchased Assets seeking full, true and plain disclosure as to the Purchased Assets or the Vendors.

(cc) There will have been no material adverse change in the condition of the Purchased Assets or the value of the Business having occurred between the date of this Agreement and the Closing Date;

5.2 The Purchaser represents and warrants to the Vendors as of the date hereof and on the Closing Date that:

(a) The Purchaser has filed with all applicable securities and regulatory authorities (including exchanges and markets) all information and documents required to be filed with such authorities (the "Public Record") and the statements set forth in the Public Record are true, correct and complete and do not contain any misrepresentation as of the date made and the Purchaser has not filed any confidential material change reports or similar reports.

(b) There has not been any adverse material change in the business, operations or affairs, financial or otherwise, of the Purchaser since the date of the last audited financial statements of the Purchaser which have been filed as part of the Public Record, other than as may have been disclosed by way of news release.

(c) The Purchase Shares when issued will be issued as fully paid and non-assessable shares free and clear of all liens, charges, claims or encumbrances.

(d) The Purchaser acknowledges and agrees that Mark Stubbins, Clickshop's primary wholesale partner has acquired the domain names "goldpaint.com" and "goldpaint.net" and has used and will continue to use those domain names in his business.

5.3 All representations and warranties of the Vendors contained in this Agreement will survive the Closing.

5.4 The parties acknowledge and agree that there are no warranties, express or implied other than as set out herein.

                                    ARTICLE 6
                             PROPRIETARY PROTECTION

6.1 The Vendors will not disclose, communicate or otherwise make available to any Person the Confidential Information and will take all necessary precautions against unauthorized disclosure of the Confidential Information.

6.2 For the period of twelve (12) months immediately following the Closing, the Vendors will not, without the prior written approval of the Purchaser, become engaged, directly or indirectly, as an employee, consultant, contractor, partner, principal, agent, proprietor, shareholder (other than the holding of shares listed on a public stock exchange that does not exceed 2% of the outstanding shares so listed), investor or advisor in a business anywhere in the world where the Purchaser markets its products or services that:

(a) develops, markets, sells or licences products or services competitive with those products or services developed, marketed, sold or licensed by the Purchaser; or

(b) provides consulting, maintenance, support or training services that are competitive with the consulting, maintenance, support or training services provided by the Company save  for  in  accordance  with  the  terms  of  this  Agreement.

6.3 For the period of two (2) years immediately following Closing of this Agreement, the Vendors will not, directly or indirectly, contact or solicit any customers of the Business anywhere in the world for the purpose of selling or supplying to such clients, any products or services which are competitive with the products or services developed, marketed, sold or licensed by the Purchaser at the time of the Closing.

6.4 The Vendors confirm that the obligations in this Article 6 are fair and reasonable in the circumstances and that the Purchaser is relying on such obligations in entering into this Agreement, given that, among other reasons, the Vendors' unique personal knowledge and familiarity with all aspects of the Business and that such obligations together with the Vendors' other obligations under this Agreement are reasonably necessary for the protection of the Purchaser's proprietary interests.

6.5 The Vendors further confirm that the geographic scope of the obligations in Sections 6.2 and 6.3 are reasonable, given the international nature of the market for the products and services of the Purchaser.

6.6 The Vendors further acknowledge that the fulfilment or enforcement of the obligations contained in this Agreement will not preclude the Vendors from becoming gainfully directly employed in the computer software industry following the Closing, given the Vendors' general knowledge and experience in such industry.

6.7     The  Vendors  acknowledge  and  agree  that  the  obligations under this
Article  6  shall  survive  the  Closing.

                                    ARTICLE 7
                          INTELLECTUAL PROPERTY RIGHTS

7.1 After Closing, the Purchaser will be entitled but not obligated, at the Purchaser's expense, to:

(a) register Copyright to the Code, any Derivative Works and the User Documentation in the name of the Purchaser or as may otherwise be appropriate in all Copyright registry offices that the Purchaser may determine; and

(b) mark the Purchaser's Copyright notice on all copies of the Code, any Derivative Works and the User Documentation;

(c) register the trademarks GOLDPAINT and TAME in association with the Purchased Assets; and

(d) apply for patent protection for the Programs or any function or feature thereof.

7.2 The Vendors covenant and agree to cooperate with the Purchaser and to take all such actions and to execute and deliver all documentation as may be necessary to facilitate the registrations referred to in section 7.1.

                                    ARTICLE 8
                                 INDEMNIFICATION

8.1 Each of the Vendors will indemnify and save the Purchaser, its directors, officers, agents, employees, licensees, successors and assigns (each an "Indemnified Person") harmless from all losses, costs, claims, damages, demands, actions and causes of action (including reasonable legal fees and disbursements incurred by an Indemnified Person) which it may incur, suffer or become liable for as a result of or in connection with any successful claim that all or any part of the Purchased Assets infringe any patent, Copyright, trade secret, trade mark or other intellectual property right of any Person.

8.2     If  any  Indemnified  Person  has  any  claim  for indemnity pursuant to section  8.1  then:

(a) the Purchaser will notify the Vendors in writing of such claim as soon as reasonably possible after it becomes aware of such claim;

(b) the Vendors will have the right to control and direct the investigation, preparation, action and settlement of each such claim provided that if the Vendors do not act promptly and with appropriate diligence then the Purchaser will have the right to take control thereof without compromising its rights under this indemnity; and

(c) the Purchaser will cooperate reasonably with the Vendors in connection with the investigation, preparation, action and settlement of each such claim.

8.3 If any use of the Purchased Assets by the Purchaser is held to constitute an infringement of another Person's rights, and such use by the Purchaser is enjoined, each of the Vendors will, at its expense, use its best efforts to procure the right for the Purchaser to use the Purchased Assets without infringing such Person's rights and will promptly take or cause to be taken all other actions requested by the Purchaser, including modifying or replacing the infringing items to the Purchaser's satisfaction so that they are non-infringing but continue to conform to the Specifications, so that the Purchaser may continue to carry on its business with a minimum of delay or inconvenience to the Purchaser and otherwise exercise its rights under this Agreement or any agreement referred to or contemplated by this Agreement.

8.4 Any amount which the Vendors are liable to pay under Article 8.1 to an Indemnified Person will bear interest at a rate of 12% per annum calculated monthly, both before and after judgment, from the date the Indemnified Person disbursed funds, suffered damages or losses or incurred a loss, liability or expense to the date of payment in full by the Vendors.

8.5 The Purchaser will be entitled to deduct from or set off against any outstanding balance of the Purchase Price, any and all claims of the Purchaser against the Vendors, its successors and assigns, arising hereunder or in any way relating hereto for indemnity, default or breach of warranty, whether or not such claims are owing, due or liquidated at the time of deduction or set off, which right will enure to the benefit of the Purchaser from time to time, notwithstanding the bankruptcy of the Vendors, its successors or assigns.

8.6 The Purchaser will not assume, and the Vendors will be solely responsible for and will indemnify and hold harmless the Purchaser from and against, all product liability, product warranty and all other claims, liabilities and obligations respecting the Business, the Purchased Assets and the products sold by the Vendors in connection with the Business up to the Closing Date. The Purchaser may satisfy any such obligations where it is required to do so by law or by order of any court or regulatory authority having jurisdiction over it or where it determines in good faith to do so for valid business reasons and, in any such case, the Vendors will reimburse the Purchaser forthwith following demand for all expenses incurred by the Purchaser in connection therewith, including all labour and material costs incurred in repairing or replacing products.

                                    ARTICLE 9
                                     CLOSING

9.1     At  the  Closing  Date,  the  Purchaser  will:

(a) issue 300,000 shares in the capital of the Purchaser to the Vendors, as fully-paid and non-assessable shares free and clear of all liens, charges, claims or encumbrances;

(b) enter into a one year employment agreement with Bawden, the terms and conditions more particularly set out in the employment agreement dated June 30, 1999;

9.2 On or before the Closing Date, the Vendors will execute and deliver or cause to be executed and delivered all deeds, conveyances, bills of sale, transfers, assignments, agreements, certificates, documents, and instruments as may be necessary to effectively vest good and marketable title to the Purchased Assets in the Purchaser free and clear of any Encumbrances and without limiting the foregoing, will execute and deliver or cause to be executed and delivered:

(a) the Assignment Agreement in the form attached hereto as Schedule "G" whereby Clickshop assigns all of its right, title, benefit and interest under the Existing Contracts to the Purchaser;

(b) the Assignment Agreement in the form attached hereto as Schedule "H" whereby the Vendors assign all of their rights, title, benefit and interest in the Software to the Purchaser;

(c) the Assignment Agreement in the form attached hereto as Schedule "I" whereby the Vendors assign all of their rights, title, benefit and interest to the Trade-Marks to the Purchaser;

(d)     a  bill  of  sale  (Absolute)  for  the  Purchased  Assets;

(e) a complete copy of the Source Code for the Software, together with functional and technical specifications acceptable to the Purchaser, acting reasonably;

(f) a complete copy of all Existing Contracts which form part of the Purchased Assets and listed in Schedule "B";

(g)     the  Employment  Agreement;  and

(h) all such other documents and instruments as the Purchaser's solicitors may reasonably require.

                                   ARTICLE 10
                                     LICENSE

10.1 Subject to the terms and conditions of this Agreement, the Purchaser hereby grants to the Vendors for a term of five (5) years from the Closing Date, the non-exclusive right and license to use and develop the Programs, excluding any Modifications and Enhancements by the Purchaser subsequent to Closing, on the condition that the Programs as licensed are not re-sold to any Persons or used by the Vendors or any Persons on any internet website other than clickshop.com.

10.2 The Purchaser hereby grants to Bawden the non-exclusive right and license to use the Programs for a term of five (5) years from the Closing Date, excluding any Modifications and Enhancements by the Purchaser subsequent to Closing, for his own use and for the list of customers agreed in writing by Purchaser prior to Closing solely for the purpose of providing computer automated design services to such listed customers. Bawden may not use the Programs for any purpose which competes with the Purchaser or for commerce conducted over, through or via the internet.

10.3 The Purchaser hereby grants to Bawden the non-exclusive right and license for a term of five (5) years from the Closing Date, to use the software concepts used to create the "TAG ACTIVATED MARKUP ENHANCER (TAME)" dynamic software engine and language interpreter, provided that Bawden may not use such concepts for any purpose which completes with the Purchaser or for commerce conducted over, through or via the internet.

10.4 If the Vendors develop Modifications or Enhancements to the Programs as a consequence of using the Programs in accordance with the license, the Vendors will promptly notify the Purchaser in writing and will assign all world-wide rights and Intellectual Property Rights to such Modifications and Enhancements to the Purchaser and the Purchaser covenants to license back any such Modifications and Enhancements to the Vendors.

                                   ARTICLE 11
                                     NOTICE

11.1 Any notice, consent, direction or other instrument required or permitted to be given under this Agreement will be in writing and may be given by personal or courier delivery, or by facsimile transmission to the following addresses:

Russell:     Clickshop
             12018  SE  170th  Place
             Renton,  WA  98058

             Attention:  Seth  Russell

             Facsimile  No.:  (425)  227-6608

Bawden:     Nathan  S.  Bawden
            23  Bogan  Road
            West  Union,  OH  45693

            Facsimile  No.:  (206)  374-2305

Purchaser:     VirtualSellers.com,  Inc.
               Suite  1000  -  120  North  LaSalle  Street
               Chicago,  IL  60602

               Attention:  Dennis  Sinclair

               Facsimile  No.:       (312)  920-1871

11.2 Any notice, consent, direction or instrument so given will be presumed to be received if by facsimile, upon successful transmission, and if by personal or courier delivery, at the time of delivery.

11.3 Each party may amend its address set forth above by written notice to the other party.

                                   ARTICLE 12
                                    EXECUTION

12.1 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

12.2 Delivery of an executed copy of this Agreement by electronic facsimile transmission, telecopy, telex, or other means of electronic communication producing a printed copy will be deemed to be execution and delivery of this Agreement on the date of such communication by the party so delivering such copy.

                                   ARTICLE 13
                                     GENERAL

13.1 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral including, without limitation, that certain letter agreement between the parties dated June 23, 1999.

13.2 There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as herein provided.

13.3 Except as expressly provided otherwise in this Agreement, dates and times by which a party is required to render performance under this Agreement or any schedule hereto will be postponed automatically to the extent and for the period of time that such party prevented from meeting them by reason of any Force Majeure, provided the party prevented from rendering performance notifies the other party immediately and in reasonable detail of the commencement and nature of such Force Majeure and the probable consequences thereof. The benefit of this section will not apply to the performance of an obligation which is 60 or more days in default.

13.4 From time to time subsequent to the Closing Date, the parties covenant and agree, at the expense of the requesting party, to promptly execute and deliver all such further documents and instruments and do all such further acts and things as may be required to carry out the full intent and meaning of this Agreement and to effect the transactions contemplated hereby.

13.5 No amendment or waiver of any provision of this Agreement will be binding on either party unless consented to in writing by such party. No waiver of any provision of this Agreement will constitute a waiver of any other provision, nor will any waiver constitute a continuing waiver unless otherwise provided.

13.6 If any term or provision of this Agreement will for any reason be invalid, illegal or unenforceable in any respect, this Agreement will be interpreted and construed as if such term or provision, to the extend invalid, illegal or unenforceable, had never been contained herein.

13.7 Nothing herein will be construed to create a partnership, joint venture, or agency relationship between the parties hereto. No party will have the authority to enter into agreements of any kind on behalf of any other party or otherwise to bind or obligate any other party in any manner to any Person.

13.8 Time will be of the essence of this Agreement and of every part thereof.

13.9 This Agreement will be governed by, construed and enforced in accordance with the laws of the Province of British Columbia, and each party hereby submits to the exclusive jurisdiction of the courts of the Province of British Columbia.

13.10 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF this Agreement has been executed as of the date first above written.

SIGNED,  SEALED  AND  DELIVERED  by       )
SETH  RUSSELL  in  the  presence  of:     )
                                          )
/s/  Denise  Russell                      )
-------------------------------------     )
Signature                                 )
Denise  Russell                           )
-------------------------------------     )
Print  Name                               )
12018  SE  170th  Place                   )
-------------------------------------     )
Address                                   )
Renton  WA  98058                         )
--------------------------------------    )
                                          )
House  Wife                               )     /s/  Seth  Russell
-------------------------------------     )     ------------------
Occupation                                )     SETH  RUSSELL


SIGNED,  SEALED  AND  DELIVERED  by       )
NATHAN S. BAWDEN in  the  presence  of:   )
                                          )
                                          )
-------------------------------------     )
Signature                                 )
                                          )
-------------------------------------     )
Print  Name                               )
                                          )
-------------------------------------     )
Address                                   )
                                          )
--------------------------------------    )
                                          )
                                          )     /s/  Nathan S. Bawden
-------------------------------------     )     ---------------------
Occupation                                )     NATHAN S. BAWDEN


VIRTUALSELLERS.COM, INC.

Per: /s/ signed
---------------------------
Authorized Signatory

                                  SCHEDULE "A"
                                 EXCLUDED ASSETS

1.     The  domain  names:     clickshop.com
                    goldpaint.com
                    goldpaint.net

2.     The  business  name  "Clickshop".

3. All hardware and software currently owned by the Vendors other than that which is needed or used in connection with the Software.

                                  SCHEDULE "B"
                               EXISTING CONTRACTS

DATE          TITLE  OF  AGREEMENT               CONTRACTING  PARTY

                                  SCHEDULE "B"
                          EXISTING ClickShop CONTRACTS

                            GoldPaint.Com
                            Mark Stubbins
                            40547 Windsor Rd
                            Temecula, CA 92591
                            909-693-0458
Contracting  Party:         webpro@iinet.com
--------------------------------------------------------------------------------
Substance of agreement:     Agreement that ClickShop will sell keys at wholesale
                            and  GoldPaint  will  provide  support  to  their
                            customers.
--------------------------------------------------------------------------------
                            NoName4Us
                            Richard  Johansson
                            P.O.  box  5214
                            S-200  72
                            Malmo
                            Sweden
                            0707  -  398  597
Contracting  Party:         rickard.johansson@tvshop.se
--------------------------------------------------------------------------------
Substance  of  agreement:    Maintenance  Agreement for www.webshoppersclub.com
                             see  http://plato.clickshop.com/sales/maint.html
                             which  is  also  attached.
--------------------------------------------------------------------------------
Dates:                       1/30/1999  to  1/29/2000
--------------------------------------------------------------------------------
                             www.Beehome.com
                             Emily  Davidow
                             Benchmark  Industries
                             2115  East  Kanas  City  Road
                             Olathe,  KS  66061
                             emilyd@behome.com
Contracting  Party:          800-934-4602
--------------------------------------------------------------------------------
                             Support  Contract  for  Goldpaint
                             see  standard  text  of  agreement  at
                             http://www.clickshop.com/support/index.tam
Substance  of  agreement:    which  is  also  attached
--------------------------------------------------------------------------------
Dates:                       from  2/11/99  to  2/10/2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             pueblo.gas.gov
                             General  Services  Administration
                             Mark  Kaprow
                             18th  &  F  St.  NW
                             Room  2022A
                             Washington,  DC  20405
                             miice.tnski@gas.gov
Contracting  Party:          202-510-3855
--------------------------------------------------------------------------------
Substance  of agreement:     Support Contract for Goldpaint see reference above.
--------------------------------------------------------------------------------
Dates:                       from  03-01-99  thru  02-27-00
--------------------------------------------------------------------------------
                             Sue  Suttonlift
                             Desktop  Imagery
                             120  Nonquon  Road,  Unit  82
                             Oshawa,  Ontario
                             L1G  7E6
                             Canada
                             sue@dti-web.com
Contracting  Party:          905-579-2541
--------------------------------------------------------------------------------
Substance  of agreement:     Support for various domains and customized systems.
                             Customer  verbally  agreed to pay for services
                             rendered at customary rates - see
                             Nathan  for  further  details.
--------------------------------------------------------------------------------
                             www.choicemall.com
                             Guthy  Renker  Internet
                             Boris  Shimanozosky
                             41-550  Eclectic  #200
                             Palm  Desert,  CA  92260
                             Contacts:
                             Maija  Waschke
                             maija@choicemall.com
                             800-970-5999
                             Ken  Burk
                             ken@mmlive.com
Contracting  Party:          707-773-3434
--------------------------------------------------------------------------------
Substance  of agreement:     Support Contract for Goldpaint see reference above.
--------------------------------------------------------------------------------
Dates:                       from  02-24-99  thru  02-23-00
--------------------------------------------------------------------------------
                             www.wn200.com
                             WorldNet  2000,  Inc.
                             Joseph  J  Divino
                             33  Tec  St.Hicksville,  NY  11801
                             516-937-5350
Contracting  Party:          jdivino@rjd.com
--------------------------------------------------------------------------------
Substance  of  agreement:    Support Contract for Goldpaint see reference above
--------------------------------------------------------------------------------
Dates:                       from  6/24/99  to  5/23/00
--------------------------------------------------------------------------------
                             Net  Revenues  Inc.
                             c/o  Stinson  Realty  Corporation
                             109  Queens  Quay  West
                             Toronto
                             Ontario  M5J  2T5  Canada
                             905-567-9872  ext  248
Contracting  Party:          jamiej@idirect.com
--------------------------------------------------------------------------------
Substance  of agreement:     Support for various domains and customized systems.
                             Customer  verbally  agreed to pay for services
                             rendered at customary rates - see
                             Nathan  for  further  details.
--------------------------------------------------------------------------------

                             www.striker-systems.com
                             Striker-Systems
                             Joshua  Harris
                             PO  Box  41
                             104  S.C.T.  Drive
                             White  House,  TN  37188
                             800-950-7862
Contracting  Party:          joshh@striker-systems.com
--------------------------------------------------------------------------------
Substance  of agreement:     Support Contract for Goldpaint see reference above.
--------------------------------------------------------------------------------
Dates:                       to  1/12/200
--------------------------------------------------------------------------------

                             Creative  Digital  Technology
                             2/370  Barrenjoey  Roas
                             PO  Box  788
                             Newport  NSW  2106
                             Australia
                             Bahram  Boutorabi
Contracting  Party:          bahram@creative.com.au
--------------------------------------------------------------------------------
Substance  of  agreement:    Gold  dealer  -  can  purchase keys at $550/domain
--------------------------------------------------------------------------------

                             Pinson  and  Associates
                             Michael  Pinson
                             1802  Pine  Hill  Drive
Contracting  Party:          Safety  Harbor,  FL  34695
--------------------------------------------------------------------------------
Substance  of  agreement:    See  Nathan  for  details.
--------------------------------------------------------------------------------

                             Internet  Global  Development  Corp.
                             Andy  Knouse
                             327  Hillside  Ave
                             Atlantic  Highlands,  NJ  07716
                             Joe  Hansen
                             954-753-9913
                             webmaster@igdc.com
                             Andy  Knouse
                             732-291-0157
Contracting  Party:          andy@igdc.com
--------------------------------------------------------------------------------
Substance of agreement:     Unlimited single shop domains to run on one network.
                            7  Goldpaint  malls to run on that same network.
                             Support Contract for Goldpaint
                             see  reference  above.
--------------------------------------------------------------------------------
Dates:                       Support  for  GoldPaint  to  extend  through
                             1/1/2000

                              Maintenance Agreement

Vendor:                Customer              Project: Webshoppers Club
ClickShop  Com         NoName4Us             Accepted completion date: 10/30/98
Seth  Russell          Richard Johansson     Status of this agreement: Not
12018  SE  170th       P.O. Box 5214         executed. Warranty period: 90 days
Place                  S-200 72              from completion date. Extended
Renton, WA 98058       S-200 72              warranty to start: 1/30/99 and to
USA                    Malmo                 extend for and period of 1 year.
425-227-6608           Sweden                The price of the extended warranty
seth@halcyon.com       0707-398 597          is: 15% of the original contract.
                       rickard.johansson@    The settlement terms are: 30 days
                       tvshop.se             from presentation of invoice.
                                             Tracking on this project located
                                             here

This  agreement  between  vendor  and  customer consists of the following items:

1.     The  customer  accepts  that  the  project  above  is  completed.
2. Bugs are defined as problems which could have been fixed with the technology and knowledge available to the vendor at the time the project was completed.
3. The vendor agrees to fix at no charge all bugs that are discovered within the warranty or extended warranty period.
4. The vendor agrees to consult with and assist the customer in changing or enhancing the system for "non bug" problems during the warranty or extended warrantee period and will charge the customer for this service according to the vendor's usual and customary rates. These rates can be viewed here .
5. The customer agrees to pay the bills indicated in #2 above according to the terms of settlement above.
6. After the initial warranty period the customer may elect to extend the warranty by agreeing to the terms of this maintenance agreement.

                         Extended warrantee due 1/30/99
                         Extended warrantee amount $2250
                    Extended Warrantee will expire 1/30/2000

    Vendor's Authorized Agent         Customer's Authorized Agent
        Seth Russell
     /s/  signed                      Print Name:
                                                 ----------------------
                                      Signature:
                                                -----------------------
Date:  February  2,  1999             Date:
                                           ----------------------------

Partner's  Page                      http://www.clickshop.com/support/index.tam
Our Products
Merchant                           CLICKSHOP              Support Checklist
Mall
                                                          Technical Support
Developers
& Designers                Call us at (425) 227-6608      Documentation

FAQ's & Doc          for assistance with your Clickshop Products

Demo Area                                                 Frequently Asked
                                                           Questions
Best Partners          We are here to support you!

We're here
for you!              The software is waiting for your
                             download here     Questions

                      Technical  Support

                    Six months of free technical support is provided with the purchase of the GoldPaint Shopping Basket. Email questions will receive a prompt response. Send questions to seth@halcyon.com and please include "Support:" with any other information you wish in your subject. Telephone questions are answered between
                    7am  and  3pm  PST  Monday  through  Friday  at
                    (425)  227-6608.

                    Please indicate the purchased domain name in all communications

                    Answers to specific questions are considered Technical Support support. Development and Design assitance are supported through the Consulting Support discussed below. diagnosis and fixing of problems not related to malfunctions of ClickShop software is also covered by Consulting Support below. Limited support is available for those using the 30 day free trial.
                    Check out the trial product.

                    On-going support and updates can be purchased for 12 month at 1/3 of the retail price at the time of renewal. Please contact seth@halcyon.com for details.

                    Goldpaint provides an extensive manual with reach system. Check our site examples shop here. This examples shop is placed on your server when you install the system.

                    For  details  on  our  documentation  see

                    Comments and suggestions regarding the documentation should be sent to jksdavis@halcyon.com. Please include the word "DOC" in your subject

                     Frequently  Asked  Questions

                     We provide a search driven FAQ section. These pages are updates as we answer support questiion or receive comments.

                     Additional questions should be sent to
                     jksdavis@halcyon.com. Please include
                     the word "FAQ" at the beginning of your subject.

                     Consulting  Support

                     ClickShop Com offers an outstanding team of consultants to support your development. Whether you want us to build you an entire shop, help you retrofit your page,s or just want to accelerate your learning curve, we can help! We provide quotes based on your specific needs. Please contact us at seth@halcyon.com or at (425) 227-6608. You may purdhase consulting help here.

                     Have we convinced you that we have the best product?
                    If so, go straight to our on-line sales page!
                                Otherwise   boogie on

                           Don't miss this outstanding product!

                                  SCHEDULE "C"
                     PROGRAMS DESCRIPTION AND SPECIFICATIONS

Program  Description  and  Specifications

The  following  are  attached  to  this  Schedule  "C":

1. Description of the Program (including a list of all software modules and related tools)
2.     Specifications  of  the  Software
3.     List  of  Development  Documentation
4.     List  of  User  Documentation

                                  SCHEDULE "D"
                                  CUSTOMER LIST

CUSTOMER  NAME     CONTACT  INFORMATION          CONTACT  NAME



                                                         Schedule D
                                                   Customer Contact List
                                                       August 4, 1999


Customer                                    Company                  First Name          Last Name             Phone
------------------------------  --------------------------------  -----------------  ------------------  ------------------
029designindex . . . . . . . .  Odyssee 3000                      Jon                Fotiadis                             -
031nudes . . . . . . . . . . .  Screen Team                       Mike               Bivens                               -
1001 Downtown Anywhere . . . .  Downtown Anywhere                 Sandy              Bendremer                 617 522 8102
1006 InterLink Services Inc. .  10006 InterLink Services Inc      James              Moody                   (509) 465-1234
1009 Uk Shopping Center. . . .  The Uk Shopping Center            Jim                Kissel                               -
1019 booksonline . . . . . . .  Newbridge Communications          Nicolas            Wuorenheimo                          -
1025 GolfWeb . . . . . . . . .  Golf Web                          Gary               Allen                                -
1026 Dockside (Axelrod). . . .  Dockside Internet Services        Mike               Axelrod                              -
1030 AEN sexnow. . . . . . . .  AEN, INC                          Randy              Duke                      818-887-0361
1033 SecurePay . . . . . . . .  SecurePay                         Paul               Chiumento                            -
1039 ASCD. . . . . . . . . . .  ASCD                              Melody             Ridgeway                             -
1043 Crutchfield . . . . . . .  Crutchfield Corporation           David              Dierolf                              -
1044 efy
1051 greatdeal.com . . . . . .  Connect Communication             Jeff               Russell                              -
1052 Nedernet. . . . . . . . .  Nedernet Online Services          Jan                Tetteroo                             -
1053 deadalus. . . . . . . . .  Cyber Services                    Hank               Sternberg                            -
1071 adultwarehouse. . . . . .  Adultwarehouse.Com                Louise Baldonieri
1074 hol.gr. . . . . . . . . .  Hellas OnLine                     Greg               Sankey                               -
abinteriors.com
Algosoft AG. . . . . . . . . .  Frank                             Hulzenbecher                        -  Frank Hulzenbecher
alpinehaus.net
apliedweb.com
ask
Astro Cybernetics
axisnet. . . . . . . . . . . .  Axis Net, Inc                     Nancy              Lawrence                             -
baskquerts
Bazar. . . . . . . . . . . . .                                    Raoul              Johansson               46 8 402 99 61
behome
bestcigar.com
bherman
bni-books.com
booksnow                                                                                                     801-261-1187
bronson
buyfrom
buyrack.com. . . . . . . . . .  Ram Digital Design                Mark               Winterman               (206) 767-5128
carenetusa.com
catalogmall. . . . . . . . . .  International Technology          Don                Iverson                              -
cdmachine
cdt. . . . . . . . . . . . . .  Creative Digital Technology
centralnet . . . . . . . . . .  Internet Central, Inc.            Bob                Krueger                              -
centrocom.es
choicemall.com . . . . . . . .  Guthy Renker Internet             Boris              Shimanozosky                         -
chopshop . . . . . . . . . . .  MusicNet                          Joseph             Ricciutti                            -
Christie Communications
cis.org.au
classicbrit.com. . . . . . . .  Classic Auto British Car Parts    Dennis             Day                                  -
compusavienna.com
coolthingz.com
Creative Digital Technology. .  Maggie                                                                                    -
csense
ctam.com
customwedding.com
cyber one inc. . . . . . . . .  Cyber One Inc                     Tom                Strobel                              -
datanetbbs.com.br
daybyday.net
Deborah D. McLaurin                                                                                            702-385-4847
DTI
fivecorners. . . . . . . . . .  Five Corners Communications       Don                Kroitzsh                             -
gdss.com
genesismall.com
giftshopmall.com
harley-clothes.com
healthwatchers.com
hifi-international.com
hikind.com
holy-cow
ibs
ICE. . . . . . . . . . . . . .  Internet Consulting Experts       Mark               Stubbins                             -
icninternet.com
ingmar
Innervision Technologies Inc.
Innovative Internet Marketing.  Innovative Internet Marketing     Bob                Maillet                 (206) 227-6608
interactserv
interactworld
Internet Global Development. .  Internet Global Development Corp  Andy               Knouse                  (732) 291-0157
itsat.com
jimini,com
kconline.com
lenawee.net
levenger
lidernet.com.br
lineup.com
LookSmart. . . . . . . . . . .  LookSmart                         Ned                Brody                     415-597-8570
louisianafrenchmarket
mall26
mcmann
medeserv . . . . . . . . . . .  Med-E-Serv Pty Ltd                Dr. Robert         Hendy                   61-7-3270-2502
mediatrace.com
MensShift Inc
micro-computer.com . . . . . .  Microserve                        Jim                Scarrow                              -
mwt.net
Net Revenues . . . . . . . . .  James                             Johnston                                     416-203-6636
noname4us
nutechentertainment.com
nysemet
oll findamovie
oll icn
oll ie
oll Kodak_flashpix . . . . . .  Onlinelabe
oll match. . . . . . . . . . .  oll match
oll rentrent . . . . . . . . .  oll rentrent
oll supergo
oll tribmedia
oll vibetv
oll warner . . . . . . . . . .  oll warner
onlinelabs
optilife.com
pangaea
pdg-inc.com
peertopeer.com . . . . . . . .  World Access Communications Inc
pet-experts.com
Phillips Internet Consulting .  Phillips Internet Consulting      Caroline           Phillips              +335 59 59 59 00
Pinson and Associates. . . . .  Michael                           Pinson                                     813-799-9138
Pixotna Productions, Inc                                                                                     702-247-9830
planetmall
prisoner
profilemall.com
prospects
prp.com
psychotherapybookclub
pueblo.gsa.gov                                                                                             (202) 501-2886
purchasenet.com
QuallityClick.com, Inc.. . . .  QualityClick.com, Inc.            Walter             Howerton                  757-825-5798
Real Estate Business Techn . .  Real Estate Business Technology                                            (213) 739-8376
reverent.com
rockymm.com
saabcatalog.com
Scott Publishing Co. . . . . .  Scott Publishing Co.              Stewart            Morrissey                            -
screensavers.com
sexfilms
sextoylane . . . . . . . . . .  MDB Inc.                          Corey              Breier                  (516) 764-3108
skypoint
Striker-Systems. . . . . . . .  Joshua                            Harris                                                -
tacf.org
targetmall
teaselounge
Temelink, Inc
Test Man
The Royal and Ancient Tradi. .  Scott                             Sinclair                                                -
topp40 . . . . . . . . . . . .  Topp 40 Forlag AB                 Martin             Osterdahl                            -
toraproductions
TV-Shop Europe AB                                                                                        +46 (0)8 457 35 10
Vantage Systems. . . . . . . .  Vantage Systems                                                             (714) 723-2262
vircomputers.com
Virtual Personalities, Inc . .  Peter                             Plantec                                    (310) 247-0660
vitualsellers.com
visioncat.com
vtmall
webshoppro.com.au
Websites Plus                                                                                               (7140 580-6855
webstar5
wn2000.com
worldproducts
wylee.com
xxxcd.com
yanni-trade.com. . . . . . . .  YANNI International Trade, LLC    Richard            Yanni                                -
yesonline. . . . . . . . . . .  Yes Online Inc.                   Terry              Taylor                  (800) 937-6654


Customer                               Contact
------------------------------  ---------------------
029designindex . . . . . . . .  Jon Fotiadis
031nudes . . . . . . . . . . .  Mike Bivens
1001 Downtown Anywhere . . . .  Sandy Bendremer
1006 InterLink Services Inc. .  James L Moody
1009 Uk Shopping Center. . . .  Jim Kissel
1019 booksonline . . . . . . .  Nicolas Wuorenheimo
1025 GolfWeb . . . . . . . . .  Gary Allen
1026 Dockside (Axelrod). . . .  Mike Axelrod
1030 AEN sexnow. . . . . . . .  Randy Duke
1033 SecurePay . . . . . . . .  Paul Ciumento
1039 ASCD. . . . . . . . . . .  Keny Moir
1043 Crutchfield . . . . . . .  David A Dierolf
1044 efy
1051 greatdeal.com . . . . . .  Jeff Russell
1052 Nedernet. . . . . . . . .  Jan Tetteroo
1053 deadalus. . . . . . . . .  Hank Sternberg
1071 adultwarehouse
1074 hol.gr. . . . . . . . . .  Greg T Sankey
abinteriors.com
Algosoft AG
alpinehaus.net
apliedweb.com
ask
Astro Cybernetics
axisnet. . . . . . . . . . . .  Nancy Lawrence
baskquerts
Bazar                           Raoul Johansson
behome
bestcigar.com
bherman
bni-books.com                   David
booksnow
bronson
buyfrom
buyrack.com. . . . . . . . . .  Mark Winterman
carenetusa.com
catalogmall. . . . . . . . . .  Don Iverson
cdmachine
cdt
centralnet . . . . . . . . . .  ICE
centrocom.es
choicemall.com . . . . . . . .  Boris Shimanozosky
chopshop . . . . . . . . . . .  Joseph Ricciutti
Christie Communications
cis.org.au
classicbrit.com. . . . . . . .  Dealer: Mark Stubbins
compusavienna.com
coolthingz.com
Creative Digital Technology     Maggie
csense
ctam.com
customwedding.com
cyber one inc. . . . . . . . .  Tom Strobel
datanetbbs.com.br
daybyday.net
Deborah D. McLaurin
DTI
fivecorners. . . . . . . . . .  Don Kroitzsh
gdss.com
genesismall.com
giftshopmall.com
harley-clothes.com
healthwatchers.com
hifi-international.com
hikind.com
holy-cow
ibs
ICE. . . . . . . . . . . . . .  Mark Stubbins
icninternet.com
ingmar
Innervision Technologies Inc.
Innovative Internet Marketing.  Paul Mitchell
interactserv
interactworld
Internet Global Development. .  Andy Knouse
itsat.com
jimini,com
kconline.com
lenawee.net
levenger
lidernet.com.br
lineup.com
LookSmart. . . . . . . . . . .  Ned Brody
louisianafrenchmarket
mall26
mcmann
medeserv . . . . . . . . . . .  Dr. Robert J. Hendy
mediatrace.com
MensShift Inc
micro-computer.com . . . . . .  Jim Scarrow
mwt.net                         James Johnston
Net Revenues
noname4us
nutechentertainment.com
nysemet
oll findamovie
oll icn
oll ie
oll Kodak_flashpix
oll match
oll rentrent
oll supergo
oll tribmedia
oll vibetv
oll warner
onlinelabs
optilife.com
pangaea
pdg-inc.com
peertopeer.com
pet-experts.com
Phillips Internet Consulting .  Caroline Phillips
Pinson and Associates           Michael Pinson
Pixotna Productions, Inc
planetmall
prisoner
profilemall.com
prospects
prp.com
psychotherapybookclub
pueblo.gsa.gov                   Mark Kaprow
purchasenet.com
QuallityClick.com, Inc.. . . .  Walter S. Howerton
Real Estate Business Techn      Julian Sutachan
reverent.com
rockymm.com
saabcatalog.com
Scott Publishing Co. . . . . .  Stewart Morrissey
screensavers.com
sexfilms
sextoylane . . . . . . . . . .  Corey Breier
skypoint
Striker-Systems                 Joshua Harris
tacf.org
targetmall
teaselounge
Temelink, Inc
Test Man
The Royal and Ancient Tradi     Scott Sinclair
topp40 . . . . . . . . . . . .  Martin Osterdahl
toraproductions
TV-Shop Europe AB               Richard Johansson
Vantage Systems                 Adam Miller
vircomputers.com
Virtual Personalities, Inc      Peter Plantec
vitualsellers.com
visioncat.com
vtmall
webshoppro.com.au
Websites Plus                  Steve Delano
webstar5
wn2000.com
worldproducts
wylee.com
xxxcd.com
yanni-trade.com. . . . . . . .  Richard J Yanni
yesonline. . . . . . . . . . .  Terry Taylor




                                       SCHEDULE "E"
                                       LIABILITIES

NAME OF CREDITOR                              AMOUNT OF OBLIGATIONS   DATE OF OBLIGATION
Credit Cards (statements attached):
  Web Card (credit card statement attached).  $                5,564             5/27/99
  First USA (credit card statement attached)  $               4,838.             6/14/99
  Wachovia (credit card statement attached).  $               5,340.             5/03/99
  Robin Bennington (bill attached) . . . . .  $               1,220.             1/15/99
  John Woodsmall (bill attached. . . . . . .  $                  600            10/23/97
  Nathan's Loan (email document attached). .  $                2,500      (1/'95 to 6/99)
            Total. . . . . . . . . . . . . .  $               20,062

TRANSACTIONS                        WEB  CARD
Post  Date     Description                    Transaction  Date    Amount
05-27          PAYMENT  RECEIVED  -  THANK  YOU     05-27          1,200.00  PY
-------------------------------------------------------------------------------

ACCOUNT  SUMMARY
Previous  Balance  $6,684.00     CUSTOMER  SERVICE  PHONE NUMBER
-Credits                 .00      1-800-449-8490
-Payments           1,200.00
+Purchases &
 other Charges           .00   Account Number 4228 3300 0124 3896
+Cash Advances           .00   Conductor ID        559618241247
+FINANCE CHARGE        70.59
+Late Charge             .00
=NEW BALANCE       $5,564.59


PAYMENT INFORMATION
NEW BALANCE                       $5,564.59
Credit Line                         $11,500
Available Credit                        $00
Minimum Payment                     $111.00
Payment Due Date                   07/05/99

                    Average   ANNUAL       Daily       Statement Date
Type of Balance      Daily    PERCENTAGE   Periodic       06/19/99
                    Balance
Purchase            $6,064.55    14.65%   .0401%*         28 Days in
Cash Advance              .00    14.65%   .0401%       Billing Cycle
-------------------------------------------------------------------------
*Daily Periodic Rate may vary

                                   pd $111.00
                                     6-22-99
                                      #2348

ACCOUNT NUMBER         TOTAL    CASH ADVANCE   AVAILABLE   AVAILABLE PORTION
                    CREDIT LINE CREDIT LINE    CREDIT      FOR CASH ADVANCES

4417 1221 7834 2649     10,500     5,250        5,661                5,250

CLOSING DATE
06/14/99


CARDMEMBER ACTIVITY SUMMARY
TRANS.. . . . . . . . . . .  POST.
DATE. . . . . . . . . . . .  DATE   REFERENCE NUMBER                MERCHANT NAME OR TRANSACTION DESCRIPTION  AMOUNT

05/17 . . . . . . . . . . .  05/17               24110204AS663IJ76  ABBA COMPUTERS NEW VIENNA OH                   15.95
05/17 . . . . . . . . . . .  05/17               246921649006T5415  JCI*JFAX COM INTERNET 800-438-5329 CA          12.50
05/24 . . . . . . . . . . .  05/24                24110204HS663LOP  ABBA COMPUTERS NEW VIENNA OH                   71.00
05/24 . . . . . . . . . . .  05/24               74417124HSA67VS1J  PAYMENT - THANK YOU                       1,000.00CR
06/02 . . . . . . . . . . .  06/02               24445004S4HYTWREE  DALCO ELECTRONICS SPRINGBORO OH               175.00
06/10 . . . . . . . . . . .  06/10               2444500524K1MWK0W  DALCO ELECTRONICS SPRINGBORO OH               175.00
06/12 . . . . . . . . . . .  06/12               24692165300LX8MKS  AOL*ONLINE SERVICE 0699 888 265-9269 VA        21.95
06/13 . . . . . . . . . . .  06/13               24692165400MBFVLY  JCI*JFAX COM INTERNET 888-438-5329 CA          12.50
06/14 . . . . . . . . . . .  06/14  PERIODIC RATE *FINANCE CHARGE*                                    101.32
---------------------------  -----  ------------------------------  ----------------------------------------


PREVIOUS   +PURCHASES,  FEES     +CASH  ADVANCES    +FINANCE  CHARGES
BALANCE    AND ADJUSTMENTS
    5,252.82     483.90     0.00     101.32     1,000.00     4,838.04
               --------     ------     ----     ------     --------     --------
-PAYMENTS  AND  CREDITS     NEW  BALANCE

Send  payments  to     FIRST USA PO BOX 740085 ATLANTA, GA 30374
PERIOD RATE MAY  VARY

FINANCE            AVERAGE DAILY BALANCE       DAILY    CORRESPONDING   PERIOD
CHARGE          CURRENT             PREVIOUS   PERIODIC   ANNUAL        FINANCE
SUMMARY          CYCLE               CYCLE     RATE      PERCENTAGE     CHARGE
                                                          RATE
PURCHASES      4,774.81              0.00      06846%      24.99%      101.32
CASH               0.00              0.00      06846%      24.99%        0.00
ANNUAL  PERCENTAGE  RATE  25.46%     TOTAL  PERIOD  FINANCE  CHARGE    101.32
--------------------------------     --------------------------------------

Send  account  inquiries  to: First USA Bank, N.A. P.O. Box 8650, Wilmington, DE
19899-8650     First  USA  Bank,  N.A.
+Cash  Advance  Credit  Line  is a portion of your total Credit Line.
Member FDIC
See reverse side for important information including notice about annual renewal.

CARDMEMBERS  NEWS
          USE THE ENCLOSED CONVENIENCE CHECK TO TRANSFER A BALANCE FROM
              A HIGH RATE ACCOUNT, PAY ON A LOAN OR MAKE A PURCHASE
         ***************************************************************
           BE SURE TO LOOK FOR EXCITING FIRST USA CONNECTIONS OFFERS,
            YOUR NEWEST FREE CARDMEMBER BENEFIT THAT SAVES YOU MONEY.

           TO RECEIVE OUR EXCLUSIVE CARDMEMBER OFFERS AND DISCOUNTS, REGISTER YOUR EMAIL ADDRESS AT WWW.SPECIALVALUES,COM TODAY!

   Please detach here and return top portion with yor payment. Do not staple or clip your check to the form.

Closing  Date     Card Number(s)   Credit Limit   Rate Option    Payment Date

05/03/99          5467 1002 9563 3690 11500     RATE  MAY  VARY     05/30/99

Reference  Number     Posting   Transaction  Description           Amount
                      Date      Date
-------------------------------------------------------------------------------
-MASTERCARD  TRANSACTIONS  FOR  CARD  NUMBER  5467  1002  9563  3690
--------------------------------------------------------------------
               BITMOTION  SOFTWARE  INC
575481429099008443800038     4   09     4   07     TELOAKVILLE  5969     49 95
               DALCO  ELECTRONICS
     588444009110150305306029     4   20     4   19  SPRINGBORO OH  5964 16 84
               MONTY  PROGRAM  KB/PO
575413099100444444440006     4   26     4   10     HELSINKI  5959     182  53
-----------------------------------------------------------
PAYMENTS, ADJUSTMENTS
         AND OTHERS
074327009105745105404897   4 15  4 15 PAYMENT  RECEIVED,  THANK YOU 300 00CR
                                  *  *  *  *  *

NEED  CASH!  YOU  CAN  GET  CASH  AT  MOST  BANKS  BY  SIMPLY
PRESENTING YOUR WACHOVIA CREDIT CARD. ASK FOR ANY AMOUNT UP TO YOUR AVAILABLE CREDIT LINE. IF YOU NEED TO VERIFY YOUR AVAILABLE CREDIT OR WOULD LIKE TO ORDER A SET OF PERSONALIZED CHECKS JUST CALL 1-800-811-5821.
                                  *  *  *  *  *
TO BETTER SERVE YOU, WE ASK THAT YOU PLEASE INCLUDE PAYMENTS FOR DIFFERENT ACCOUNTS IN SEPARATE ENVELOPES, AND
DON'T  FORGET  TO  LIST  YOUR  ACCOUNT  NUMBER  ON  THE  FRONT  OF
YOUR  CHECK.


Account Activity  Previous   Purchases   ITEMIZED FINANCE CHARGES
Summary           Balance    Advances &     Periodic     Cash Adv.
                             Other Charges  Rate         Charge
                                            Charge

                  $5356.72     249.32        34.65

Late        Payments     Credits            =      New Balance
Charges                                            Balance

                     300.00                        5,340.69

Balance Type     Average     Monthly       Corresp.       Periodic
                 Daily       Periodic      Annual         Rate Charge
                 Balance     Rate          Percent. Rate
PURCHASES        3093.82     0.645%         7.75%          19.98
CASH                 .00     0.645%         7.75%            .00
ADVANCES
PROMO            2271.72     0.645%         7.75%          14.67
CHECKS


Amount Past          .00
Due
Minimum              .00
Payment Due
ANNUAL                07.74
PERCENTAGE
RATE
Days in Billing       32
Cycle


     WACHOVIA     Please  See  Reverse  For  Important  Information

Robin's  hours

     From:     Nathan  Bawden<nathan@dalco.net>     Wed  2:10  PM
     Subject:     Robin's  hours.
     To:     seth<seth@halcyon.com>

Seth,  here  are  Robin's  missing  hours.
It  comes  to  $1220.00
Please revise the QB file to reflect this or send an addendum e-mail as is best for you.

  Thanks  Nathan

November  30     5  hours
December  1     4  hours
December  2     5  hours
December  3     5  hours
December  4     4  hours

December  8     6  hours
December  9     5  hours
December  10     4  hours
December  11     5  hours

December  14     6  hours
December  15     6  hours
December  18     5  hours

December  22     7  hours
December  23     7  hours

December  28     5  hour
December  29     4  hours

January  5     4  hours
January  6     5  hours
January  7     4  hours
January  8     5  hours

January  11     6  hours
January  12     6  hours
January  13     5  hours
January  15     4  hours

Astro,  03:19  PM  10/2/98,  No  Subject


From:     astro@astrocye.com  (Astro)
Date:     Fri,  02  oct  1998  15:19:40  GMT
Organization:     The  Corporation  Network  Inc.
To:     seth@halcyon.com

Astro-Cybernetics     Invoice  No:  843
831  N.  Harper  Ave.
     Date:  10/23/97
Los  Angeles,  CA   90046
     213-655-9411     Page:  1
-
------------------------------
Sold  To:     Click  Shop                              Customer  No:  43

     Seth                                   Phone  No:  (    )     -

Ship  To:     Click  Shop

-
----------------------------------------------------

Cust.  Order  #:
     Salesperson:  John  Woodsmall
Payment  Terms:  ON  RECEIPT

-
----------------------------------------------------

Product  Code     Item  Description     Qty     unit  Price     Amount
WARNER  INS.     ORACLE  CONSULTING     8     75.00     600.00

-
---------------------------------------------------
     Sub  Total  600.00
     Discount  0.00
     Tax  [8.25%]  0.00
*
-
-----------------------------
     Total  600.00
     Amount  Paid  0.00
     Amount  Due  600.00


Printed  for  Seth  Russell  <seth@halcyon.com>

     Subject:     ClickShop  partnerhship  loan  payable  to  Seth  Russell
     Date:     Thu,  01  Jul  1999  16:21:06  -  0700
     From:     Seth  Russell  <seth@halycon.com>
     Reply-To:     seth@clickshop.com
     Organization:     Http://www.clickshop.com
     To:     ClickShop  Support  <nathan@cnw.com>

Nathan  Bawden,

This email is to document the fact that during our partnership you were paid at least $27,000 more from our ClickShop partnership than was I. This amount will be entered on my books as a loan from me to you at this time. I will post the difference (about $2,400) between VirtualSeller's payment of $20,000 and our outstanding liabilities (credit card debt + accounts payable) against this loan.

--
Seth  Russell
Business  Development
Http://Www.ClickShop.Com
Renton,  Washington,  USA
425.227.6608
ICQ  251252

                                  SCHEDULE "F"
                              EMPLOYMENT AGREEMENT

THIS  AGREEMENT  made  as  of  the  30th  day  of  June,  1999.

BETWEEN:

VIRTUALSELLERS.COM,  INC.,  Suite  1000  - 120 North LaSalle Street, Chicago, IL
60602

(hereinafter  called  the  "Company")

                                                               OF THE FIRST PART

AND:

NATHAN  S.  BAWDEN,  businessman  of  23  Bogan  Road,  West  Union,  OH  45693

(hereinafter  called  "Bawden")

                                                              OF THE SECOND PART

WHEREAS:

A. The Company has recently acquired substantially all of the assets of Clickshop (the "Business"), including certain application software known as the "GOLDPAINT SHOPPING CART" software and certain operating system software known as "TAG ACTIVATED MARKUP ENHANCER (TAME)" software (collectively, the "Assets") and wishes to further develop and market the Asset; and

B. The Company has agreed to employ Bawden and Bawden has agreed to be employed by the Company on the terms and conditions hereinafter set forth. NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the mutual covenants and agreements herein contained, and the sum of $10 now paid by the Company to Bawden, the Parties hereto covenant and agree, each with the other, as follows:

1.          TERMS

1.1 The terms used in this Agreement will have the same meaning as those set out in the asset purchase agreement dated June 30, 1999 among Bawden, the Company and Seth Russell (the "Asset Purchase Agreement"), unless otherwise specified.

2.          EMPLOYMENT,  TERM  AND  DUTIES

2.1 The Company hereby employs Bawden to train employees, or other persons designated by the Company with respect to:

(a)     the  operation  of  the  Business;
(b)     how  to  support  and  service  existing  customers of the Business; and
(c)     how  to  further  develop  the  Assets.

2.2 All such employment will take place in Ohio unless otherwise directed by the Company.

2.3 The effective date of this Agreement is June 30, 1999 and the employment of Bawden hereunder shall continue, unless terminated in accordance with the terms and conditions of this Agreement, for a one year term to June 29, 2000.

2.4 Unless prevented by ill health or other sufficient cause, during the term of this Agreement, Bawden shall devote the whole of his time and attention to the business of the Company.

2.5 Bawden shall well and faithfully serve the Company and shall use his best efforts to promote the interests of the Company.

3.          REMUNERATION

3.1 The Company shall pay to Bawden immediately upon the commencement of employment the sum of ten thousand ($10,000) dollars (the "Advance").

3.2 The remuneration of Bawden shall be sixty thousand ($60,000) dollars annually (including the Advance), payable monthly on the last day of each month during the term of this Agreement, commencing July 31, 1999.

3.3 The Company shall deduct from all payments due to Bawden, all applicable government taxes as required of employers by federal and state legislation.

3.4 There are no other benefits or compensation payable to Bawden pursuant to this Agreement.

4.          DISCLOSURE  OF  CONFIDENTIAL  INFORMATION

4.1 At all times during and subsequent to the termination of this Agreement, Bawden will receive and keep in strictest confidence and trust the Confidential Information. Bawden will take all necessary precautions against unauthorized disclosure of the Confidential Information and will not directly or indirectly disclose, allow access to, transmit or transfer the Confidential Information to any third party and Bawden will not copy or reproduce the Confidential Information or store the Confidential Information on any form of media, except as may be reasonably required to perform his duties for the Company.

5.          RESTRICTED  USE  OF  CONFIDENTIAL  INFORMATION

5.1 At all times during and subsequent to the termination of this Agreement, Bawden will not use the Confidential Information in any manner except as reasonably required to perform his duties for the Company. Without limiting the foregoing, at all times during and subsequent to the termination of this Agreement, Bawden will not use or take advantage of the Confidential Information for the purpose of creating, maintaining or marketing or aiding in the creation, maintenance or marketing of any product or service which is competitive with any product or service developed, owned, licensed, sold or marketed by the Company.

5.2 Upon the request of the Company, and in any event upon the termination of this Agreement, Bawden will immediately return to the Company all materials, including all copies in whatever form or media, containing the Confidential Information which are in his possession or under his control.

6.          OWNERSHIP  OF  CONFIDENTIAL  INFORMATION

6.1 Bawden will not acquire any right, title or interest in or to the Confidential Information, all of such right, title and interest being owned by the Company.

7.          NON-COMPETITION

7.1 During Bawden's employment and for the period of twelve (12) months immediately following the termination of this Agreement, Bawden will not, without the prior written approval of the Company, become engaged, directly or indirectly, as an employee, consultant, contractor, partner, principal, agent, proprietor, shareholder (other than the holding of shares listed on a public stock exchange that does not exceed 2% of the outstanding shares so listed), investor or advisor in a business anywhere else in the world where the Company markets its products or services that:

(a) develops, markets, sells or licences products competitive with those products developed, marketed, sold or licensed by the Company; or

(b) that provides consulting, maintenance, support or training services that are competitive with the consulting, maintenance, support or training services provided by the Company, save for in accordance with the terms of the Asset Purchase Agreement.

8.          NON-SOLICITATION  OF  CLIENTS

8.1          While  Bawden  is employed by the Company and for the period of two
(2) years immediately following the termination of this Agreement, Bawden will not, directly or indirectly, contact or solicit any clients of the Company for the purpose of selling or supplying to such clients, any products or services which are competitive with the products or services developed, marketed, sold or licensed by the Company at the time of the termination of this Agreement. For the purpose of this Agreement, clients of the Company means any business or organization that:

(a) was a client of the Company at the time of the termination of this Agreement; or

(b) became a client of the Company within six months after the termination of this Agreement if Bawden was involved with the marketing effort in respect of such client prior to the termination of this Agreement.

9.          NON-SOLICITATION  OF  EMPLOYEES  AND  CONSULTANTS

9.1 While Bawden is employed by the Company and for the period of twelve (12) months immediately following the termination of this Agreement, Bawden will not directly or indirectly hire any employees of or consultants or contractors to the Company, nor will Bawden solicit or induce or attempt to induce any persons who were employees of or consultants or contractors to the Company at the time of such termination or during the period of ninety (90) days immediately preceding such termination, to terminate their employment, consulting agreement or contract for services with the Company.

10.          REASONABLENESS  OF  NON-COMPETITION  AND  NON-SOLICITATION
          OBLIGATIONS

10.1 Bawden confirms that the obligations in Sections 7, 8 and 9 herein are fair and reasonable given that, among other reasons the sustained contact Bawden will have with the employees of the Company and to the Confidential Information, and Bawden agree that the obligations in Sections 7, 8 and 9, together with his other obligations under this Agreement are reasonably necessary for the protection of the Company's proprietary interests.

10.2 Bawden further confirm that the geographic scope of the obligations in Sections 7, 8 and 9 are reasonable, given the international nature of the market for the products and services of the Company.

10.3 Bawden also agree that the obligations in Sections 7, 8 and 9 are in addition to the non-disclosure and other obligations provided elsewhere in this Agreement.

10.4 Bawden further acknowledge that the fulfilment or enforcement of his obligations contained in this Agreement will not preclude me from becoming gainfully directly employed in the computer software industry following termination of this Agreement, given his general knowledge and experience in such industry.

11.          SEVERABILITY

11.1 If any covenant or provision contained in this Agreement is determined to be void or unenforceable in whole or in part, it shall not affect or impair the enforceability or validity of any other covenant or provision of this Agreement or any part thereof.

12.          ASSIGNMENT

12.1 This Agreement will enure to the benefit of and be binding upon the parties hereto and upon the successors and assigns of the Company. This

Agreement and the rights, duties, responsibilities and obligations of Bawden hereunder may not be assigned by Bawden. This Agreement may be assigned by the Company to any other person, firm or corporation without restriction, provided that any such assignment will be subject to such assignee executing in writing an agreement acknowledging and accepting the terms, conditions, covenants and agreements contained herein.

13.          FURTHER  ASSURANCES

13.1 As and so often as the Company may require, Bawden will, at the expense of the Company, execute and deliver to the Company all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as in the opinion of the Company or its counsel are necessary or advisable to give full effect to the provisions and intent of this Agreement.

14.          PROPER  LAW

14.1 This Agreement will be governed by and construed in accordance with the law of British Columbia and the parties hereby attorn to the exclusive jurisdiction of the courts of British Columbia.

15.          AMENDMENTS/ALTERATIONS

15.1 Except as herein otherwise provided, no subsequent alteration, amendment, change, or addition to this Agreement will be binding upon the parties hereto unless reduced to writing and signed by the parties.

16.          INDEPENDENT  LEGAL  ADVICE

16.1 Bawden has been notified of the advisability of obtaining independent legal advice and has been given adequate opportunity to obtain such legal advice prior to executing and delivering this Agreement.

17.          NON-WAIVER

17.1 The Company may at any time and from time to time waive in whole or in part the benefit to it of any provision in this Agreement or any default by Bawden; but any waiver on any occasion will be deemed not to be a waiver of that provision thereafter or of any subsequent default or a waiver of any other provision or default.

IN WITNESS WHEREOF the parties hereto have hereunto placed their hands and seal or their corporate seal in the presence of their duly authorized officer upon the day and year first above written.

VIRTUALSELLERS.COM,  INC.

Per:     /s/  signed
         -----------
     Authorized  Signatory

SIGNED,  SEALED  AND  DELIVERED  by       )
NATHAN  S. BAWDEN in the presence of:     )
                                          )
                                          )
Signature                                 )
                                          )
Print  Name                               )
                                          )
Address                                   )
                                          )
                                          )
                                          )     /s/  Nathan  S.  Bawden
                                          )     -----------------------
Occupation                                )     NATHAN  S.  BAWDEN

                                  SCHEDULE "G"
                        ASSIGNMENT OF EXISTING CONTRACTS

THIS  INSTRUMENT  dated  for  reference  the  30th  day  of  June,  1999.

AMONG:

SETH  RUSSELL,  doing  business  as  CLICKSHOP, 12018 SE 170th Place Renton, WA,
98058

(hereinafter  called  "Russell")

AND:

NATHAN  S.  BAWDEN,  23  Bogan  Road,  West  Union,  OH,  45693

(herinafter  called  "Bawden")

(together,  the  "Assignors")

AND:

VIRTUALSELLERS.COM, INC., Suite 1000 - 120 North LaSalle Street, Chicago, IL, 60602

(the  "Assignee")

WITNESSES  THAT  WHEREAS:

A. By Asset Purchase Agreement (the "Asset Purchase Agreement") dated for reference June 30, 1999 the Assignors agreed to sell to the Assignee the business known as Clickshop (the "Business") and, except as expressly excluded therein, all property and assets of the Business including in particular all right, title, benefit, and interest which the Assignor is entitled to or possessed of under all contracts, engagements, and commitments respecting the Business;

B. The parties wish to enter into this instrument to effect the conveyance to the Assignee of said right, title, benefit, and interest of the Vendor under said contracts, engagements, and commitments;

C. Various representations and warranties were made by the Assignors to the Assignee in the Asset Purchase Agreement respecting the said contracts, engagements and commitments;

NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and the sum of ONE DOLLAR ($1.00) and other good and valuable consideration now paid by the Assignee to the Assignors, the receipt whereof is hereby acknowledged by the Assignors:

1. The Assignors hereby bargains, sells, assigns, transfers, and sets over unto the Assignee all right, title, benefit, and interest which the Assignor is entitled to or possessed of, in, to, or under all contracts, engagements, and commitments respecting the Business or the Business Assets including without limitation the Assignor's right, title, benefit, and interest in respect of the contracts, engagements, and commitments described in Schedule "B" attached to the Asset Purchase Agreement (which contracts, engagements, and commitments described in said Schedule are herein called the "Material
Contracts")  TO  HAVE  AND  TO  HOLD  UNTO  THE  ASSIGNEE  FOREVER.

2. The Assignors jointly and severally hereby represent and warrant to the Assignee:

(a) that each of the Material Contracts is in good standing and in full force and effect as of the date hereof;

(b) that except as may have been adjusted between the Assignors and the Assignee in accordance with the Asset Purchase Agreement all payments, expenses and charges due or to become due under the Material Contracts in respect of any period prior to June 30,1999 have been paid;

(c) that the Assignors have the right to convey said right, title, benefit, and interest in the Material Contracts to the Assignee in the manner herein provided;

(d) that the Assignors has not previously assigned said right, title, benefit, and interest, and no other person whomsoever is entitled to any claim or demand in respect of the Material Contracts.

3. The Assignors and the Assignee agree that in respect of any of the Material Contracts which are not assignable by the terms thereof or in respect of which any consent or approval is required, the right, title, benefit, and interest of the Assignors therein will be held by the Assignors in trust for the Assignee and will be performed by the Assignee in the name of the Assignors (and, as the case may be, the within assignment will not take effect until such consent or approval is obtained) but the provisions of Clause 3 hereof will apply notwithstanding.

4. The Assignors hereby constitutes and appoints the person from time to time holding the office of secretary of the Assignee as the true and lawful attorney of the Assignors for and in the name or otherwise on behalf of the Assignors with full power of substitution to do and execute all acts, deeds, matters and things whatsoever necessary or desirable to give effect to the conveyance and assurance to the Assignee of the Material Contracts as herein contemplated, for the performance by the Assignee of the obligations of the Assignors under the Material Contracts, and for the assurance to the Assignee of the full enjoyment of all of the right, title, benefit, and interest of the Assignors under the Material Contracts in accordance with the intent and meaning of this Indenture. Said Power of Attorney coupled with the Assignee's interest will not be revoked by the dissolution of the Assignors or otherwise be revocable.

5. The Assignors agree that from time to time and at all times hereafter the Assignors will upon the reasonable request of the Assignee, but at the expense of the Assignee, make, do, and execute, or cause to be made, done, and executed all such further acts, deeds, matters, and things to give effect to the conveyance and assurance unto the Assignee of the Material Contracts as aforesaid, for the performance by the Assignee as aforesaid, and for the assurance to the Assignee of the full enjoyment as aforesaid, and will make its best efforts to procure any consents and approvals required therefore.

6. This Indenture will be read and construed together with the Asset Purchase Agreement, and the rights and obligations of the parties hereto will be determined in accordance with the covenants, agreements, conditions, representations, and warranties made herein and in the Asset Purchase Agreement.

7. All grants, covenants, provisos, agreements, rights, powers, privileges, and liabilities contained in this Indenture will be read and held as made by and with, granted to and imposed upon, the respective parties hereto, and their respective heirs, executors, administrators, successors, and assigns (as the case may be) as if the words heirs, executors, administrators, successors, and assigns had been inscribed in all proper and necessary places; and wherever the singular or masculine pronoun is used, the same will be construed as meaning the plural or feminine or the body politic or corporate where the context or the parties hereto require, and where a party is more than one person, all obligations will be deemed to be joint and several.

IN WITNESS WHEREOF the parties have executed these presents as of the day and year first above written.

ASSIGNORS:

                                          )
SIGNED,  SEALED  AND  DELIVERED  by       )
SETH  RUSSELL  in  the  presence  of:     )
                                          )
/s/  Denise  Russell                      )
--------------------                      )
Signature                                 )
Denise  Russell                           )
----------------------------------        )
Print  Name                               )
12018  SE  170th  Place                   )
----------------------------------        )
Address                                   )
Renton  WA  98058                         )
----------------------------------        )
                                          )
House  Wife                               )     /s/  Seth  Russell
---------------------------------         )     ------------------
Occupation                                )     SETH  RUSSELL

                                          )
SIGNED,  SEALED  AND  DELIVERED  by       )
NATHAN  S. BAWDEN in the presence of:     )
                                          )
                                          )
Signature                                 )
                                          )
Print  Name                               )
                                          )
Address                                   )
                                          )
                                          )
                                          )     ------------------
Occupation                                )     NATHAN  S.  BAWDEN

ASSIGNEE:

VIRTUALSELLERS.COM,  INC.

Per:     /s/  signed
         -----------
     Authorized  Signatory

                                  SCHEDULE "H"
                             ASSIGNMENT OF COPYRIGHT

In consideration of the sum of ONE DOLLAR ($1.00) and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the undersigned hereto hereby confirm that they co-authored and are co-owners of the computer software application programs known as "GOLDPAINT SHOPPING CART" and the operating system software known as "TAG ACTIVATED MARKUP ENHANCER (TAME)" dynamic software engine and language interpreter (the "Software") (of which the first ten and the last ten pages of the source code are attached hereto) and all intellectual property rights therein (including those which may give rise to copyright, patent, design, trade-marks, trade secrets and any other rights recognized by law). We hereby assign all ownership rights to the Software and all associated intellectual property rights worldwide to VirtualSellers.com Inc.

The undersigned acknowledge their obligation to assist VirtualSellers.com, Inc. in obtaining the full enjoyment of such intellectual property rights, including assisting in the filing and prosecution of applications in the Canadian Intellectual Property Office, the US Patent and Trademarks Office and other national and international offices.

The undersigned hereby waive all of their moral rights to the Software (i.e the right to be known as the author and the right to have their reputation protected).

SETH  RUSSELL
/s/  Seth  Russell
------------------

NATHAN  S.  BAWDEN
/s/  Nathan  S.  Bawden
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
                                  SCHEDULE "I"
                            ASSIGNMENT OF TRADE-MARKS

                              TRADE-MARK ASSIGNMENT

          The undersigned, SETH RUSSELL, doing business as CLICKSHOP, the post office address of whose principal office or place of business is 12018 SE 170th Place Renton, WA, 98058, and NATHAN S. BAWDEN, the post office address of 23 Bogan Road, West Union, OH, 45693 (collectively, the "Assignors") in consideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, do hereby sell, assign and transfer to VIRTUALSELLERS.COM, INC., the full post office address of whose principal office or place of business is Suite 1000 - 120 North LaSalle Street, Chicago, IL, 60602, all their right, title and interest in all countries of the world in the following trade-marks:

     GOLD  PAINT

     TAME

and all of the goodwill of the business associated with the said trade-marks together with all rights of action resulting from any adverse use of the said trade-marks and the right to claim such relief as is appropriate.

EXECUTED  at          1pm  7/21/99             as of the 30th day of June, 1999.

SETH  RUSSELL,  doing  business  as  CLICKSHOP

/s/  Seth  Russell
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NATHAN  S.  BAWDEN

/s/  Nathan  S.  Bawden
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